Exhibit 99.2

NYSE MKT: URG • TSX: URE Ur - Energy 2016 Q2 Teleconference and Webcast

NYSE MKT: URG • TSX: URE This presentation contains “forward - looking statements,” within the meaning of applicable securities laws, regarding events or conditions that may occur in the future . Such statements include without limitation the Company’s ability to maintain steady - state operations ; ability to timely make product deliveries and realize anticipated revenues ; the technical and economic viability of Lost Creek (including the production and cost projections contained in the preliminary economic analysis of the Lost Creek Property) and the ability to increase flow through modifications made in header house 13 ; whether higher - than - expected head grades will continue to be realized throughout Lost Creek ; the ability to complete additional favorable uranium sales agreements and ability to reduce exposure to volatile market ; the potential of exploration targets throughout the Lost Creek Property (including the continuing ability to expand resources) ; the further exploration and development of Lost Creek and the ability to continue to grow resources throughout the property ; the technical and economic viability of Shirley Basin (including the production and cost projections contained in the preliminary economic analysis of the Shirley Basin project) ; completion of (and timing for) regulatory approvals and other development at Shirley Basin and in other areas of the Lost Creek Property, as well as Class V permits and approvals ; and the long term effects on the uranium market of events in Japan in 2011 including supply and demand projections . These statements are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies . Numerous factors could cause actual events to differ materially from those in the forward - looking statements . Factors that could cause such differences, without limiting the generality of the following, include : risks inherent in exploration activities ; volatility and sensitivity to market prices for uranium ; volatility and sensitivity to capital market fluctuations ; the impact of exploration competition ; the ability to raise funds through private or public equity financings ; imprecision in resource and reserve estimates ; environmental and safety risks including increased regulatory burdens ; unexpected geological or hydrological conditions ; a possible deterioration in political support for nuclear energy ; changes in government regulations and policies, including trade laws and policies ; demand for nuclear power ; weather and other natural phenomena ; delays in obtaining or failures to obtain required governmental, environmental or other project approvals ; and other exploration, development, operating, financial market and regulatory risks . Although Ur - Energy Inc . believes that the assumptions inherent in the forward - looking statements are reasonable, undue reliance should not be placed on these statements, which only apply as of the date of this presentation . Ur - Energy Inc . disclaims any intention or obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise . Cautionary Note Regarding Projections : Similarly, t his presentation also may contain projections relating to an extended future period and, accordingly, the estimates and assumptions underlying the projections are inherently highly uncertain, based on events that have not taken place, and are subject to significant economic, financial, regulatory, competitive and other uncertainties and contingencies beyond the control of Ur - Energy Inc . Further, given the nature of the Company's business and industry that is subject to a number of significant risk factors, there can be no assurance that the projections can be or will be realized . It is probable that the actual results and outcomes will differ, possibly materially, from those projected . The attention of investors is drawn to the Risk Factors set out in the Company's Annual Report on Form 10 - K, filed February 26 , 2016 , which is filed with the U . S . Securities and Exchange Commission on EDGAR (http : //www . sec . gov/edgar . shtml) and the regulatory authorities in Canada on SEDAR (www . sedar . com) . Cautionary Note to U . S . Investors Concerning Estimates of Measured, Indicated or Inferred Resources : the information presented uses the terms "measured", "indicated" and "inferred" mineral resources . United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize these terms . United States investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves . United States investors are also cautioned not to assume that all or any part of an inferred mineral resource exists, or is economically or legally minable . James A Bonner, Ur - Energy Vice President, Geology, P . Geo . , and Qualified Person as defined by National Instrument 43 - 101 , reviewed and approved the technical information contained in this presentation . 2

NYSE MKT: URG • TSX: URE 3 See Disclaimer re Forward - looking Statements and Projections (slide 2) ▪ Lost Creek Resource Growth – Two 2015 Updates • Combined net increase of 4.6 million lbs. Measured & Indicated resource; 1.7 million lbs. Inferred resource • Near term resource growth will be realized thru the development of Mine Unit 2 ▪ Realizing better sales prices through long term sales agreements ▪ Lost Creek ISR Uranium Facility Initiated Production 3Q 2013 • Produced net 1.86M pounds of U 3 0 8 thru June 2016 • Results demonstrate that Lost Creek is a reliable, low cost production center – “steady state” production ▪ Pathfinder - Shirley Basin, our Next Development • Advancing application for State permit to mine • Work on other applications ongoing • Low cost to advance permitting Net increase of 4.6 million comes from 12/7 news release Exploration drilling numbers are from 12/7 news release

NYSE MKT: URG • TSX: URE 4 Share Capital & Cash Position As of 06/30/2016 Shares Outstanding 143.6M Stock Options & RSUs 9.2M Warrants 8.2M Fully Diluted 161.0M Cash (07/28/2016) US$0.7M* Market Cap (08/01/2016) US$81.8M *$8.7M due on or before 08/04/2016 Share Price ( 08/01/2016 ) US$0.57 52 Week Range US$0.44 - $.82 Avg. Daily Volume ~516,000 (3 - mo URG & URE 08/01/2016) Member of S&P/TSX SmallCap Index Geographical Distribution as of 6/30/16 United States ~65% Canada ~19% Other ~16% NYSE MKT: URG TSX: URE

NYSE MKT: URG • TSX: URE 5 See Disclaimer re Forward - looking Statements and Projections (slide 2) Measured: 9.39 Mlbs eU 3 O 8 (in 9.74 Mt @ 0.048%) 1 Indicated: 5.22 Mlbs eU 3 O 8 (in 5 .94 Mt @ 0.044%) Inferred: 6.44 Mlbs eU 3 O 8 (in 7.37 Mt @ 0.044%) Based on grade cutoff of 0.02% eU 3 O 8 and GT cutoffs of 0.2 and 0.3 1 Measured resources not reduced by the 1,358,000 lbs. produced from MU1 *Amended Preliminary Economic Assessment for the Lost Creek Property, Sweetwater County, Wyoming, February 8, 2016. (filed on SE DAR) Increase in Resources Fukishima to Date . . . . . . . . . . . 250 % March 2011 February 2012 April 2012 December 2013 June 2015 February 2016 5,230,000 5,765,300 8,348,200 8,655,000 11,084,000 14,609,000 780,000 2,017,800 2,869,100 4,740,000 5,040,000 6,439,000 Resources Measured & Indicated Inferred ▪ Important to note that we are aggressively growing resources, not just replacing pounds produced

NYSE MKT: URG • TSX: URE ▪ Cash flow is King! ▪ Multiple long - term contracts spanning 2013 - 2021 timeframe, post Fukushima • ~3.1M lbs committed 2016 – 2021 (avg. price $49.81/ lb ) ▪ De - risking by securing future revenue stream in an uncertain market • 2015 : 630,000 lbs U 3 O 8 at avg. price of $49.42/ lb - $31.1M gross revenues • 2016 : 662,000 lbs U 3 O 8 at avg. price of $47.58/ lb - $31.5M gross revenues • Spot sales supplementing 6 ▪ On cash basis, Lost Creek is realizing $30+ margins in a sub - $30 spot price environment ▪ Exclusive representation by Jim Cornell of NuCore Energy, LLC See Disclaimer re Forward - looking Statements and Projections (slide 2)

NYSE MKT: URG • TSX: URE 7 Mine Unit 1 Drilling ▪ MU1: ▪ 100% of original planned header house (HH) wells installed ▪ Utilized alternate completion methods in HH 13 ▪ Modifying completions in HHs 1 through 12 to incorporate lessons learned in HH 13 ▪ MU2: ▪ Excellent MU1 recoveries allow for deferred development ▪ Monitor wells and pump testing complete, permit submitted for approval ▪ Wells cased in first 3 header houses Mine Unit Construction ▪ MU1: ▪ HHs 1 through 13 complete and operating ▪ HH 13 completion and construction methods allowing for higher and more sustained flows ▪ Preparing to modify surface installations in MU1 HHs 1 through 12 to incorporate HH 13 operating techniques

NYSE MKT: URG • TSX: URE 8 2016 Q2 2016 Q1 2015 Q4 2015 Q3 Captured Lbs. 133k 159k 212k 172k Drummed Lbs. 130k 174k 189k 177k Shipped Lbs. 149k 182k 182k 184k HHs Operating 13 12 12 11 Avg. Grade 58 ppm 82 ppm 85 ppm 86 ppm U 3 O 8 Production ▪ All plant systems functional with maintenance occurring as necessary • Recently shipped the 50 th truckload of yellowcake from Lost Creek in a three - year period ▪ Waste Water • Class V UIC water disposal under regulatory review – will allow for overall reduction in waste water to Class I UIC wells once incorporated • Class I UIC disposal wells are available and utilized as necessary Lost Creek Plant

NYSE MKT: URG • TSX: URE 9 2013 2014 2015 2016 YTD thru Q2 190K lbs captured 596K lbs captured 784K lbs captured 293K lbs captured 131K lbs drummed 548K lbs drummed 727K lbs drummed 304K lbs drummed $21.98/lb cash cost * $19.73/ lb cash cost * $16.27/ lb cash cost* $ 16.46/ lb cash cost* Uranium production 2013 2014 2015 2016 YTD thru Q2 $5.7 million $26.5 million $41.8 million $9.5 million 90K lbs at $62.92/lb sold 518K lbs at $51.22/ lb sold 925K lbs at $45.20/ lb sold 262K lbs at $36.07/ lb sold Revenues from operations * Excludes severance and ad valorem taxes, which for 2015 averaged $3.14 per pound

NYSE MKT: URG • TSX: URE 10 $2.30 $2.99 $2.66 $2.57 $2.68 $15.48 $16.50 $15.39 $15.85 $17.50 $9.59 $9.94 $7.18 $6.92 $8.14 183,858 176,850 189,480 173,844 130,308 - 35,000 70,000 105,000 140,000 175,000 210,000 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Pounds Cost per Pound Quarter Ending Inventory Cost per Pound & Pounds Drummed by Quarter Ad valorem & severance tax Cash costs Non-cash costs Pounds drummed

NYSE MKT: URG • TSX: URE 11 $2.78 $2.59 $2.80 $2.61 $2.65 $16.15 $15.19 $15.42 $15.41 $16.88 $10.05 $10.09 $8.13 $6.71 $7.71 $36.17 $36.21 $35.45 $31.85 $27.15 $45.08 $56.39 $34.47 $36.12 $36.05 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 $ per Pound Quarter Cost per Pound Sold & Pricing by Quarter Ad valorem and severance tax Cash Non-cash Spot rate Average sales price

2016 Estimated Revenues 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2016 YE (Actual) (Actual) (Estimated) (Estimated) (Estimated) Spot pounds 50,000 50,000 100,000 Spot price $ 34.50 $ 27.00 $ 30.75 Spot sales ($000) $ 1,725 $ 1,350 $ 3,075 Contract pounds 25,000 137,000 200,000 100,000 462,000 Contract price $ 39.35 $ 39.35 $ 47.36 $ 32.70 $ 41.38 Contract sales ($000) $ 984 $ 5,391 $ 9,471 $ 3,270 $19,116 Deferred revenue recognized ($000) $ 2,588 $ 2,498 $ 5,086 Total revenue ($000) $ 2,709 $ 6,741 $ 12,059 $ 5,768 $ 27,276 NYSE MKT: URG • TSX: URE 12

NYSE MKT: URG • TSX: URE ▪ Continued focus to attain company - wide cost savings ▪ Long - term s ales a greements • Multiple contracts t hrough 2021 • Very selective as to pricing that we will accept ▪ Demonstrated Production Profile Growth • Lost Creek resources increased by 53% M&I and 36% Inferred in 2015 ▪ M & A activities ▪ 2016 corporate priorities • Lost Creek: continue at steady - state; greater efficiencies • Complete Shirley Basin applications for permits / licenses 13

NYSE MKT: URG • TSX: URE For more information, please contact: Jeff Klenda , Chairman & Executive Director By Mail: Ur - Energy Corporate Office 10758 W. Centennial Rd., Suite 200 Littleton, CO 80127 USA By Phone: Office 720.981.4588 Toll - Free 866.981.4588 Fax 720.981.5643 By E - mail: jeff.klenda@ur - energy.com 14